
NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
2.5 MILLION END USERS
crexendo
CXDO Nasdaq-Listed
Nasdaq

crexendo®
ride the cloud

Q2 2022 Investor Presentation

Doug Gaylor, President & COO
Ron Vincent, CFO
October 25, 2022

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on May 17, 2022. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Today's Presenters



Doug Gaylor
President & COO

12 years with Crexendo
Prior Experience:
INTER-TEL Mitel



Ron Vincent
CFO

10 years with Crexendo
Prior Experience:
ERNST & YOUNG

Crexendo: The Complete Cloud Communications Choice


UCaaS
Unified Communications as a Service
Phones: Direct End Users
SaaS
Software as a Service
Platform: Licensees
crexendo®
CCaaS
Contact Center as a Service
Contact Center: Directs & Licensees
IaaS
Infrastructure as a Service
Platform: Licensee Hosting

Crexendo's Stocked Fishing Pond


crexendo
netsapiens
Software Solutions
Direct Sales
UCaaS Customers
≈ 60,000 End Users
Licensee 1
Licensee 2
Licensee 3
Licensee 4
Licensee 5...
End User Customers
End User Customers
End User Customers
End User Customers
End User Customers
205+
UCaaS
Platform
Licensees

2.5 Million+ End Users Total

Key: Direct Sales to End Users | Software Solutions to Resellers | End User Customers

FISH ON!!



ALLEGIANT
A Crexendo Company

Strong Accretive Acquisition for CXDO

- **Accretive Acquisition with Monthly Recurring Model adding to Top and Bottom Line**
- **45 Employees with Local and Regional Concentration of UCaaS and CCaaS in KS and MO**

Allegiant Technology Stack Offerings


Business Communications Services
Infrastructure and Cabling
IT Services and Support
White Label Offerings
Applications Integrations
Managed Security and Compliance
ALLEGIANT
A Crexendo Company

Crexendo: Soaring Through The Clouds

- Finished 2021 with **$28.1M** in revenue a **71%** increase over 2020 and strong non-GAAP earnings of **$1.7M**
- Q2 2022 Consolidated Revenue of **$8.84M** and YTD Revenue of **$17M** a **65%** increase YoY
- Q2 2022 Non-GAAP net income of **$512K** and GAAP loss of **($896K)**
- Adjusted EBITDA for Q2 2022 increased to **$626K**, compared to a loss of **($153K)** for Q2 of 2021
- Q2 Telecom Services revenue increased **10%** year-over-year to **$5.25M** and Software Solutions revenue of **$3.6M**
- Backlog at end of Q2 2022 was **$42.2M** which is up **54%** from Q2 2021
- Cash at the end of Q2 2022 - **$4.87M**
- Over **205** Licensees reselling our platform and over **175** Agents selling direct end users
- Won TMC 2022 Internet Telephony Product of the Year Award, 2022 Remote Work Pioneer Award, 2022 CRM Excellence Award and 2022 Pandemic Tech Innovation Award
- Recently Announced Partnership with Mavenir, a leading Network Software Provider that will have them using our platform for their UCaaS offering and Crexendo white-labeling their omni channel CCaaS offering

crexendo®
ride the cloud

Crexendo By The Numbers

Key Metrics

$28.1M / $1.6M
Rev. / Adj. EBITDA
(2021)

79% MRR
% of Total Revenue
(2021)

$409
Avg. MRR
Per Direct Customer

60,000+
Active Direct Customers

2.5M +
Total Seats

205+
Licensee Resellers

175+
Active
Agent/Partners

0.75%
Direct Churn Rate
(Q2 2022)

45 Months
Avg. Customer
Account Tenure

4
Network Data
Centers

$$$
$42.12M
Contracted Backlog

126
Employees
(Aug 2022)

Corporate Overview

Year Founded	• 1999
Headquarters	• Tempe, Arizona
Ticker Symbol	• CXDO
Exchange	• Nasdaq - July 2020
Data Center Locations	• Phoenix, AZ • Dallas, TX • Las Vegas, NV • Grand Rapids, MI

Executive Leadership



Steve Mihaylo
CEO

Doug Gaylor
President & COO

Anand Buch
CSO

Ron Vincent
CFO



David Wang
CTO

Jon Brinton
CRO

Jim Murphy
EVP

Jeffrey Korn
General Counsel

crexendo®
ride the cloud

Growing Financial Profile

Telecommunications Segment Revenue


($ in 000's)
2019
2020
2021
YTD 2022
$28,092
$30,500
$28,000
$25,500
$23,000
$20,500
$18,000
$15,500
$13,000
$10,500
$8,000
$5,500
$3,000
$500
$13,780
$15,961
$17,004
Service
Product
Software Sol

Gross Margin


2019
2020
2021
Q2 2022
80%
60%
40%
20%
0%
72%
47%
73%
39%
70%
34%
53%
68%
46%
67%
Service
Product
SW Soultions

Non-GAAP Income (Loss) & Net Income (Loss) (1)


($ in 000's)
2019
2020
2021
YTD 2022
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
1,591
1,139
8,700
7,900
1,700
(2,400)
917
(2,116)
Non-GAAP Income (loss)
Net Income (loss)

Adjusted EBITDA (1)


($ in 000's)
2019
2020
2021
YTD 2022
$2,000
$1,500
$1,000
$500
$-
$1,628
$1,900
$1,600
$928

(1) 2021 Includes $1,061,000 of NetSapiens acquisition related expenses.

crexendo® ride the cloud

Growing Financial Profile

Operating Expenses as a % of Revenue [1]


2019
2020
2021
YTD 2022
6%
29%
27%
7%
31%
25%
5%
37%
29%
14%
31%
31%
S&M
G&A
R&D

Churn Rate[2]


2019
2020
2021
Q2 2022
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.67%
0.82%
1.28%
0.75%

Backlog [1]


($ in 000's)
2019
2020
2021
Q2 2022
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
26,110
28,551
41,718
42,121

Expected Backlog Revenue Recognition


2022
2023
2024
2025
2026
$15,500
$10,500
$5,500
$500
12,445
14,486
8,815
4,695
1,304
Service Revenue
Product Revenue
Software Solutions

(1) 2021 Includes $1,061,000 of acquisition related expenses (2) Average monthly percentage for period

America's Fastest-Growing UCaaS Platform!

With Award-Winning Technology!

Recognized by Frost & Sullivan in 2021 as the fastest-growing UCaaS platform in North America!

- Fast-Growing Tech Leader in the UCaaS and Cloud Communications Space
- Award Winning Collaboration Offering for Video, Screen Share, & Webinars
- Unparalleled Executive Telecom Team with 200+ Years Experience
- World Class, Cloud-Hosted System Built for Small and Medium Businesses
- Disruptive Sessions Not Seats Pricing Model
- Poised for Rapid Growth

crexendo® ride the cloud

The Way We Communicate Has Changed

UCaaS Market Size


($ in mm's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$15,800
$24,800
2019E
2024P
Source: MarketsandMarkets

UCaaS Market Adoption

CLOUD MIGRATION PLANS *
(% respondents)

	Video Conferencing	Instant Messaging & Presence	Customer Experience Management	Enterprise IP Telephony
CURRENTLY DEPLOYED IN THE CLOUD	54%	44%	42%	39%
WILL BE MOVED TO THE CLOUD WITHIN THE NEXT TWO YEARS	29%	35%	38%	38%

9.5% AGR — **The global UCaaS market is expected to grow from $15.8 billion to $24.8 billion between 2019 and 2024[1]**

61% — **Approximately 61% of businesses in U.S. still operating with antiquated, premise-based systems**

*Frost & Sullivan 2021

crexendo® ride the cloud

Tremendous Technology Adoption Still To Come


Cloud Comms Penetration Forecast: USA/W. Europe 2020
80
70
60
50
40
30
20
10
0
Q4 2020
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q4 2025
USA
W. Europe

Source: Cavell Cloud Comms Report USA Q4 2020

Crexendo's Go-To-Market Sales Approach

Direct Sales

- Direct Crexendo Sales representatives selling SMB and Small Enterprise Customers

Crexendo Partner/Agent Sales: Revenue Share Model

- Traditional Telecom Resellers
- Managed Service Providers (MSP's)
- B2B Companies
- Master Agents

Software Solutions Platform Licensees

- UCaaS Companies
- MSP's
- LEC's/RLEC's
- White Label Resellers
- Enterprise Clients

Future Growth Drivers




New Reseller Logos
& Platform Upgrades
Agents/Partners
Enterprise and
Major Accounts
Global Key
Market Expansion
Future Applications
and Partnerships
Potential Acquisition
Roll-Up Strategy

Global Presence: Growing Opportunity

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 175+
- Software Solutions Resellers: 205+

Emerging International Markets

- United Kingdom: 9
- Australia: 4
- New Zealand: 1
- Phillipines: 1



205+
175+
9
1
4
1

crexendo® ride the cloud

VIP – The Future of Business Communications

crexendo VIP

Video

Interactions

Phone



- VIP Communications Solution for Business
- Cloud-Based UCaaS Platform Powered by NetSapiens
- The Platform for How You Work Today

Industry-Leading 100% Uptime Guarantee and Lifetime Warranty

- **The VIP Platform is hosted in the world's highest-rated geo-redundant data centers that are Tier 5, Exascale sites powered by 100% green energy**
- **We back our user experience with 100% US-based support available 24/7/365**
- **Secure and reliable – our software is trusted by over 2.0 million users globally**


100%
UPTIME
GUARANTEED


Backed by
our customer
LIFETIME
WARRANTY



CX540



CX530



T57W



Conference, Cordless and Accessories

Investment Highlights: Meeting Our Commitments and Delivering Results

ATTRACTIVE INVESTMENT OPPORTUNITY

- High Growth
- Long-Term Contracts
- Recurring Revenue
- Strong Cash Flow
- Industry Low Churn
- Roll-Up Acquisition Potential

- Organically Up-listed to Nasdaq
- Successfully Raise Capital to Fuel Future Growth
- Acquire Accretive Acquisition Targets
- Added to Russell MicroCap Index
- Combined 71% Revenue Growth in 2021
- Nearly 100% Customers and Licensees on Long Term Contracts
- 2.5 M + End Users and Growing

Questions?

Thank You!

crexendo®
ride the cloud

Nasdaq: CXDO